LINCOLN VARIABLE INSURANCE PRODUCTS TRUST LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Supplement Dated June 4, 2021 to the Summary Prospectus and Statutory Prospectus dated May 1, 2021

This Supplement updates certain information in the Summary Prospectus and Statutory Prospectus for the LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund (the “Fund”). You may obtain copies of the Fund’s Summary Prospectus or Statutory Propsectus free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.lfg.com/lvip.

Effective immediately, all references to, and information regarding, Jason Alonzo, in the Summary Prospectus and Statutory Prospectus, are deleted in their entirety.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE